UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Global Revolving Credit Facility

On August 15, 2013, Digital Realty Trust, L.P., which we refer to as the operating partnership, together with its subsidiaries, Digital Realty Datafirm, LLC, Digital Realty Datafirm 2, LLC, Digital Luxembourg II S.À R.L., Digital Luxembourg III S.À R.L., Digital Singapore Jurong East Pte. Ltd., Digital Realty (Blanchardstown) Limited, Digital HK JV Holding Limited, Digital Netherlands VIII B.V., Digital Deer Park 2, LLC, Digital Stout Holding, LLC, Digital Macquarie Park, LLC, Digital Gough, LLC, Digital Netherlands IV B.V., Digital Netherlands I, B.V., Digital Japan LLC, Digital Osaka 1 TMK and Digital Australia Finco Pty Ltd., as borrowers, and Digital Realty Trust, Inc. together with the operating partnership as guarantors, the banks, financial institutions and other institutional lenders listed therein, as the initial lenders, each issuing bank and swing line bank as listed therein, Citibank, N.A., as administrative agent, Bank of America, N.A., and JPMorgan Chase Bank, N.A., as syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as joint lead arrangers and joint book running managers, Barclays Bank PLC, Credit Suisse AG, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation, U.S. Bank National Association, a National Banking Association and Wells Fargo Bank, National Association, as co-documentation agents, and Compass Bank, HSBC Bank USA, N.A., Lloyds TSB Bank plc, SunTrust Bank, The Bank of Nova Scotia, The Royal Bank of Scotland plc and Union Bank, N.A., as senior managing agents, entered into a Global Senior Credit Agreement for a $2.0 billion unsecured revolving credit facility, which we refer to as the global revolving credit facility, that replaced the $1.5 billion revolving credit facility executed on November 3, 2011. The global revolving credit facility provides for borrowings in Australian Dollars, British Pounds Sterling, Canadian Dollars, Euros, Hong Kong Dollars, Japanese Yen, Mexican Pesos, Singapore Dollars, Swiss Francs and US Dollars, and includes the ability to add additional currencies in the future. The global revolving credit facility matures in November 2017 with two six-month extension options. In addition, we have the ability from time to time to increase the size of the revolving credit facility to up to $2.55 billion, subject to receipt of lender commitments and other conditions precedent.

The interest rate for borrowings under the global revolving credit facility is, at the option of the borrower, based on a floating rate or base rate, plus a margin based on the credit rating of our long-term senior unsecured debt. As of August 15, 2013, the applicable rate for floating rate advances is the applicable index plus 110 basis points, and the applicable rate for base rate advances is the applicable index plus 10 basis points. An annual facility fee is payable quarterly in respect of the commitments under the global revolving credit facility, and is also subject to pricing based on the credit rating of our long-term senior unsecured debt, which, as of August 15, 2013, is 20 basis points. Under the global revolving credit facility, we also have the ability to make U.S. Dollar denominated competitive bid borrowings, which will bear interest at the rates offered by the lenders participating in such competitive bid advances. We are also required to pay certain fees to the administrative agent and letter of credit issuers under the global revolving credit facility. During the term of the global revolving credit facility, we may borrow, repay and re-borrow amounts available under the global revolving credit facility, subject to voluntary reduction of the swing line, letter of credit and revolving credit commitments.

Borrowings under the global revolving credit facility are guaranteed by Digital Realty Trust, Inc. and the operating partnership. In specified circumstances, additional guarantors may be added. The global revolving credit facility contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In connection with the entry into the Global Senior Credit Agreement, certain covenants were modified, including, among others, the deletion of the tangible net worth covenant and reducing the capitalization rate on data center assets from 8.25% to 8.00%. In addition, the global revolving credit facility restricts Digital Realty Trust, Inc. from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable Digital Realty Trust, Inc. to maintain its qualification as a REIT and to avoid the payment of income or excise tax.

In addition, the global revolving credit facility includes events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by a borrower, cross-defaults by a borrower or guarantor or a change of control) which, if not cured within the time period, if any, specified would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders holding more than a majority of the commitments and loans (including letter of credit advances) may elect to accelerate the outstanding principal and accrued and unpaid interest under the global revolving credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any borrower under any bankruptcy, insolvency or other similar law.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC are sales agents under Digital Realty Trust, Inc.’s equity distribution agreements, pursuant to which it can issue and sell shares of its common stock having an aggregate offering price of up to $400.0 million from time to time through them. Wells Fargo Bank, National Association is a trustee for our 5.50% Exchangeable Senior Debentures due 2029 and our 3.625% Notes due 2022. An affiliate of Deutsche Bank Securities Inc. is a trustee for our 4.50% Notes due 2015 and our 5.250% Notes due 2021, and affiliates of Deutsche Bank Securities Inc. are the trustee, paying agent, registrar and transfer agent for the 4.250% Notes due 2025 of Digital Stout Holding, LLC, a wholly-owned subsidiary of the operating partnership. In addition, as of June 30, 2013, affiliates of Morgan Stanley Bank, N.A, JPMorgan Chase Bank, N.A., Credit Suisse AG, Deutsche Bank AG New York Branch, Goldman Sachs Bank USA, Royal Bank of Canada, HSBC Bank, USA, N.A., The Royal Bank of Scotland plc, Union Bank, N.A. and Australia and New Zealand Banking Group Limited are tenants of ours.

The foregoing description of the global revolving credit facility is only a summary and is qualified in its entirety by reference to the Global Senior Credit Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

Term Loan

On August 15, 2013, the operating partnership, together with its subsidiaries, Digital Realty Datafirm, LLC, Digital Realty Datafirm 2, LLC, Digital Luxembourg II S.À R.L., Digital Luxembourg III S.À R.L., Digital Realty (Redhill) S.À R.L., Digital Realty (Blanchardstown) Limited, Digital Realty (Paris2) SCI, Digital Singapore Jurong East Pte. Ltd., Digital Realty (Welwyn) S.À R.L. and Digital Netherlands IV B.V., as borrowers, and Digital Realty Trust, Inc. together with the operating partnership as guarantors, the banks, financial institutions and other institutional lenders listed therein, as the initial lenders, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint book running managers, Barclays Bank PLC, Credit Suisse AG, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation, U.S. Bank National Association, a National Banking Association and Wells Fargo Bank, National Association, as co-documentation agents, and Compass Bank, HSBC Bank USA, N.A., Lloyds TSB Bank plc, SunTrust Bank, The Bank of Nova Scotia, The Royal Bank of Scotland plc and Union Bank, N.A., as senior managing agents, entered into an amendment to the Term Loan Agreement, dated April 16, 2012, which we refer to as the term loan agreement, increasing the size of the $750 million senior unsecured term loan facility to $1.0 billion. Up to approximately $65.5 million of the $1.0 billion will be available to be drawn on a delayed basis for up to 90 days after the closing date. The term loan agreement provides for borrowings in Australian Dollars, British Pounds Sterling, Euros, Singapore Dollars and U.S. Dollars, and includes the ability to add Hong Kong Dollars and Japanese Yen in the future. The maturity of the term loan agreement in April 2017 is unchanged; two six-month extension options were added. In addition, we have the ability from time to time to increase the size of the term loan agreement to up to $1.1 billion, subject to receipt of lender commitments and other conditions precedent.

The interest rate for borrowings under the term loan agreement is based on a floating rate or, with respect to U.S. Dollar advances only at the option of the borrower, base rate, in each case plus a margin based on the credit rating of our long-term senior unsecured debt. As of August 15, 2013, the applicable rate for floating rate advances is the applicable index plus 120 basis points, and the applicable rate for base rate advances is the applicable index plus 20 basis points. An annual agency fee is payable quarterly in respect of the commitments under the term loan agreement. We are also required to pay certain fees to the administrative agent under the term loan agreement.

Borrowings under the term loan agreement are guaranteed by Digital Realty Trust, Inc. and the operating partnership. In specified circumstances, additional guarantors may be added. The term loan agreement contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In connection with the amendment to the term loan agreement, certain covenants were modified, including, among others, the deletion of the tangible net worth covenant and reducing the capitalization rate on data center assets from 8.25% to 8.00%. In addition, the term loan agreement restricts Digital Realty Trust, Inc. from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable Digital Realty Trust, Inc. to maintain its qualification as a REIT and to avoid the payment of income or excise tax.

In addition, the term loan agreement includes events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by a borrower, cross-defaults by a borrower or guarantor or a change of control) which, if not cured within the time period, if any, specified would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders holding more than a majority of the commitments and loans may elect to accelerate the outstanding principal and accrued and unpaid interest under the term loan agreement. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any borrower under any bankruptcy, insolvency or other similar law.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC are sales agents under Digital Realty Trust, Inc.’s equity distribution agreements, pursuant to which it can issue and sell shares of its common stock having an aggregate offering price of up to $400.0 million from time to time through them. Wells Fargo Bank, National Association is a trustee for our 5.50% Exchangeable Senior Debentures due 2029 and our 3.625% Notes due 2022. An affiliate of Deutsche Bank Securities Inc. is a trustee for our 4.50% Notes due 2015 and our 5.250% Notes due 2021, and affiliates of Deutsche Bank Securities Inc. are the trustee, paying agent, registrar and transfer agent for the 4.250% Notes due 2025 of Digital Stout Holding, LLC, a wholly-owned subsidiary of the operating partnership. In addition, as of June 30, 2013, affiliates of Morgan Stanley Bank, N.A, JPMorgan Chase Bank, N.A., Credit Suisse AG, Deutsche Bank AG New York Branch, Goldman Sachs Bank USA, Royal Bank of Canada, HSBC Bank, USA, N.A., The Royal Bank of Scotland plc, Union Bank, N.A. and Australia and New Zealand Banking Group Limited are tenants of ours.

The foregoing description of the amendment to the term loan agreement is only a summary and is qualified in its entirety by reference to Amendment No. 1 to the Term Loan Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

Prudential Shelf Facility

On August 15, 2013, concurrent with the entry into the global revolving credit facility and amendment of the term loan agreement, the operating partnership and Digital Realty Trust, Inc. and the other subsidiary guarantors set forth therein entered into an amendment to the Amended and Restated Note Purchase and Private Shelf Agreement, or the amended and restated Prudential shelf facility, with Prudential Investment Management, Inc. and certain of its affiliates, or, collectively, Prudential, to conform the restrictive and financial covenants of the amended and restated Prudential shelf facility that apply to the outstanding Series B, C, D, E and F Notes under the facility to those in the global revolving credit facility and amended term loan agreement described above.

The foregoing description of the amendments to the amended and restated Prudential shelf facility is only a summary and is qualified in its entirety by reference to Amendment No. 1 to Amended and Restated Note Purchase and Private Shelf Loan Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 19, 2013

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary